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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
CKE Restaurants,Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

Our report refers to the adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, during the first quarter of fiscal 2003.



                                        /s/ KPMG LLP



Orange County, California
February 25, 2004